MORNINGSTAR, INC.	Shareholder Meeting to be held on 05/19/09

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Proxy Materials Available • Notice and Proxy Statement • Annual Report

PROXY MATERIALS - VIEW OR RECEIVE
MORNINGSTAR, INC. 22 WEST WASHINGTON STREET CHICAGO, IL 60602

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 05/05/09.

HOW TO VIEW MATERIALS VIA THE INTERNET
Have the 12 Digit Control Number available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS
	1) BY INTERNET	- www.proxyvote.com
	2) BY TELEPHONE	- 1-800-579-1639
	3) BY E-MAIL*	- sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

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Meeting Information		How To Vote

Meeting Type:	Annual	Vote In Person
Meeting Date: Meeting Time: For holders as of:	05/19/09 9:00 a.m. CDT 03/23/09	Please check the meeting materials for more information about attending Morningstar’s annual meeting. At the meeting, you will need to request a ballot to vote these shares.
Meeting Location:
Morningstar, Inc.
22 West Washington Street
Chicago, Illinois 60602
Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Directions:

From I-90/94

To entrance: Heading either north or south on I-90/94, exit at Ohio Street. Follow Ohio Street east to Clark Street. Turn right on Clark Street. Turn left on Washington Street. The office will be on the left side of Washington Street immediately past Dearborn Street.

To area parking: Heading either north or south on I-90/94, exit at Ohio Street. Follow Ohio Street east to Clark Street. Turn right on Clark Street. Turn left on Lake Street. The Theater District garage is located at the corner of Lake Street and Dearborn Street, which is roughly two blocks from our entrance. Standard parking rates apply.

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Voting items

Proposals - The Board of Directors recommends a vote FOR the listed nominees and FOR Proposals 2 and 3.
1.	Election of Directors

	Nominees:	2. Approval of the Morningstar, Inc. Incentive Plan.

	1a. Joe Mansueto 1b. Don Phillips	3. Ratification of the appointment of Ernst & Young LLP as Morningstar’s independent registered public accounting firm for 2009.
1c. Cheryl Francis 1d. Steve Kaplan 1e. Bill Lyons 1f. Jack Noonan 1g. Frank Ptak 1h. Paul Sturm

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MORNINGSTAR, INC.	Shareholder Meeting to be held on 05/19/09

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Proxy Materials Available • Notice and Proxy Statement • Annual Report

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 05/05/09.

HOW TO VIEW MATERIALS VIA THE INTERNET
Have the 12 Digit Control Number available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS
	1) BY INTERNET	- www.proxyvote.com
	2) BY TELEPHONE	- 1-800-579-1639
	3) BY E-MAIL*	- sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

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Meeting Information		How To Vote

Meeting Type:	Annual	Vote In Person
Meeting Date: Meeting Time: For holders as of:	05/19/09 9:00 a.m. CDT 03/23/09

Should you choose to vote these shares in person at the meeting you must request a “legal proxy.” To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the materials. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Meeting Location:
Morningstar, Inc. 22 West Washington Street Chicago, Illinois 60602

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

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Voting items

Proposals - The Board of Directors recommends a vote FOR the listed nominees and FOR Proposals 2 and 3.
1.	Election of Directors

	Nominees:	2. Approval of the Morningstar, Inc. Incentive Plan.

	1a. Joe Mansueto 1b. Don Phillips	3. Ratification of the appointment of Ernst & Young LLP as Morningstar’s independent registered public accounting firm for 2009.
1c. Cheryl Francis 1d. Steve Kaplan 1e. Bill Lyons 1f. Jack Noonan 1g. Frank Ptak 1h. Paul Sturm

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Voting Instructions

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